Summary prospectus

Multi-asset mutual fund

Delaware Ivy Wilshire Global Allocation Fund

Nasdaq ticker symbols
Class A	IWGAX
Class C	IWGCX
Class I	IWGIX
Class R6	IWGNX

October 30, 2023

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at delawarefunds.com/vip-literature. You can also get this information at no cost by calling 800 523-1918. The Fund’s statutory prospectus and statement of additional information, both dated October 30, 2023 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Delaware Ivy Wilshire Global Allocation Fund , a series of Ivy Funds

What is the Fund’s investment objective?

Delaware Ivy Wilshire Global Allocation Fund seeks to provide total return.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie ®. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		C		I	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%		none		none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	[1]	1.00%	[1]	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		C		I		R6
Management fees	0.06%		0.06%		0.06%		0.06%
Distribution and service (12b-1) fees	0.25%		1.00%		none		none
Other expenses	0.21%		0.27%		0.16%		0.14%
Acquired fund fees and expenses	0.71%	[2]	0.71%	[2]	0.71%	[2]	0.71%	[2]
Total annual fund operating expenses	1.23%	[3]	2.04%	[3]	0.93%	[3]	0.91%	[3]

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on certain Class A shares that are purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Acquired fund fees and expenses sets forth the Fund's pro rata portion of the cumulative expenses charged by the Underlying Affiliated Funds (defined below) in which the Fund invested during the last fiscal year. The actual Acquired fund fees and expenses will vary with changes in the allocations of the Fund's assets. The Acquired fund fees and expenses shown are based on the total expense ratio of each Underlying Affiliated Fund for the Fund’s most recent fiscal period. These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund's NAV.

[3]

The Total annual fund operating expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	I	R6
1 year	$693	$207	$307	$95	$93
3 years	$943	$640	$640	$296	$290
5 years	$1,212	$1,098	$1,098	$515	$504
10 years	$1,978	$2,369	$2,369	$1,143	$1,120

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Wilshire Global Allocation Fund is a fund-of-funds that seeks to achieve its objective primarily by allocating its assets among a diverse group of affiliated equity and fixed-income mutual funds.

The Fund invests primarily in mutual funds that are series of the Delaware Funds (each such fund is an “Underlying Affiliated Fund”). Each Underlying Affiliated Fund, in turn, invests in a diversified portfolio of securities from one or more of the following asset classes: domestic equity securities, foreign equity securities (from issuers in both developed and emerging markets) and bonds (both investment grade and high-yield (junk bonds)) issued by domestic and foreign corporations and governments. The Fund invests in Underlying Affiliated Funds that utilize a variety of growth or income investment strategies to seek to achieve their respective objectives. The Underlying Affiliated Funds of the Trust are managed by Delaware Management Company (Manager).

Under normal circumstances, the Fund’s “policy” asset mix is 65% invested in equities and 35% invested in fixed-income. However, at any given time, the Fund’s permissible ranges are 45% to 85% invested in equities and 15% to 55% invested in fixed-income.

Summary prospectus
Delaware Ivy Wilshire Global Allocation Fund , a series of Ivy Funds

Wilshire Advisors LLC, the Fund’s sub-advisor (Wilshire), allocates certain of the Fund’s assets among the Underlying Affiliated Funds using a methodology designed to provide exposure to a broad array of asset classes and investment strategies. Within the permissible ranges, Wilshire establishes a “target” allocation for each asset class based on each Underlying Affiliated Funds’ investment style and dynamically allocates and repositions the amount of the Fund’s assets invested in the Underlying Affiliated Funds over time based upon market and economic conditions.

Through its investments in the Underlying Affiliated Funds, the Fund will invest, under normal circumstances, at least 40% of its assets in foreign investments.

The Manager develops the universe of Underlying Affiliated Funds that Wilshire may consider when making allocation decisions. Wilshire monitors the Fund’s holdings and cash flow and, in general, manages them as needed in order to maintain the Fund’s target allocations. Wilshire does not intend to trade actively among the Underlying Affiliated Funds nor does it intend to attempt to capture short-term market opportunities. However, in seeking to enhance performance, Wilshire may change target allocations within the permissible ranges at any time. Wilshire may modify the above-specified target asset allocations for the Fund and also may modify, from time to time, the Underlying Affiliated Funds selected for the Fund. In addition, from time to time Wilshire or market movements (or a combination of both) may cause the Fund’s investment to temporarily vary from its target percentage. Wilshire will consider rebalancing the Fund’s assets at least quarterly; however, it may rebalance the assets at any time that, in Wilshire’s judgment, a rebalance is necessary, particularly if movements in the market and portfolio activity shift the Fund near the permissible allocation ranges.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund’s share price may not rise as much as the share prices of funds that focus on smaller-capitalization companies.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Small- and mid-market capitalization company risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Investment company securities risk — The risk that when a fund invests in another investment company, shareholders of the fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the fund’s fees and expenses, which could result in the duplication of certain fees. Investment in other investment companies also typically reflects the risks of the types of securities in which the investment companies invest.

Fund of funds risk — The ability of a fund of funds to meet its investment objective is directly related to its investments in underlying funds and the ability of those funds to meet their investment objectives. A fund of funds’ share price will likely change daily based on the performance of the underlying funds in which it invests. In general, a fund of funds is subject to the same risks as those of the underlying funds it holds.

Equity funds risk. The Fund invests in underlying equity funds that are subject to market risk. Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Bond funds risk. The Fund invests in underlying fixed income funds that are subject to fixed income risk. Fixed income risk is the risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other

Summary prospectus
Delaware Ivy Wilshire Global Allocation Fund , a series of Ivy Funds fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

US government securities risk — The risk that certain US government securities, such as securities issued by Fannie Mae, Freddie Mac and the Federal Home Loan Bank system (FHLB), are not backed by the “faith and credit” of the US government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the US Treasury.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Wilshire Global Allocation Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

The returns presented below for the Fund prior to February 26, 2018 reflect the performance of the Waddell & Reed Advisors Wilshire Global Allocation Fund (the “Global Allocation Predecessor Fund” or “Predecessor Fund”). The Fund has adopted the performance of the Predecessor Fund prior to February 26, 2018 as the result of a reorganization in which the Fund acquired all of the assets and liabilities of the Predecessor Fund (the “Reorganization”). As part of the Reorganization, Class Y shares of the Predecessor Fund were reorganized into Class I shares of the Fund. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations.

The chart and table below provide some indication of the risks of investing in the Predecessor Fund prior to February 26, 2018, and in the Fund beginning on February 26, 2018.

Effective May 18, 2017, the name of the Predecessor Fund changed from Waddell & Reed Advisors Asset Strategy Fund to Waddell & Reed Advisors Wilshire Global Allocation Fund, and the Predecessor Fund changed its investment strategy to operate as a “fund of funds.” The Predecessor Fund’s performance prior to that date reflects the Predecessor Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

Calendar year-by-year total return (Class A)

As of September 30, 2023, the Fund’s Class A shares had a calendar year-to-date return of 3.55%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 15.12% for the quarter ended June 30, 2020, and its lowest quarterly return was -17.56% for the quarter ended March 31, 2020. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Summary prospectus
Delaware Ivy Wilshire Global Allocation Fund , a series of Ivy Funds

Average annual total returns for periods ended December 31, 2022

	1 year	5 years	10 years or lifetime
Class A return before taxes	-19.40%	1.66%	2.92%
Class A return after taxes on distributions	-21.40%	-0.19%	0.53%
Class A return after taxes on distributions and sale of Fund shares	-10.42%	0.89%	1.36%
Class C return before taxes	-16.02%	2.03%	2.86%
Class I return before taxes	-14.26%	3.17%	3.83%
Class R6 return before taxes (lifetime: 2/26/18-12/31/22)	-14.29%	—	2.84%
65% MSCI ACWI Index + 35% Bloomberg Multiverse Index (USD Hedged) (reflects no deduction for fees, expenses or taxes) (reflects invested dividends net of withholding taxes)	-15.68%	3.83%	6.00%
MSCI ACWI Index (reflects no deduction for fees, expenses, or taxes) (reflects invested dividends net of withholding taxes)	-18.36%	5.23%	7.98%
Bloomberg Multiverse Index (USD Hedged) (reflects no deduction for fees, expenses, or taxes)	-11.17%	0.42%	1.81%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisor

Wilshire Advisors LLC (Wilshire)

Portfolio managers	Title with Wilshire	Start date on the Fund
Nathan Palmer, CFA	Managing Director	January 2018
Anthony Wicklund, CFA, CAIA	Managing Director	January 2018

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 534437, Pittsburgh, PA 15253-4437); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class I and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

IVSUM-IWGAX 10/23